UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period: 3/31/14

Item 1.  Reports to Stockholders.

Annual Report

March 31, 2014

Investor Information: 1-855-296-8992

This report and the consolidated financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Makefield Managed Futures Strategy Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Annual Shareholder Letter (for the year ended March 31, 2014)

The Makefield Managed Futures Strategy Fund (the “Fund”) commenced operations on July 1, 2011. The Fund is designed to capture asset price fluctuations and trends in the global futures markets by investing in securities whose returns are derived from actively managed futures trading strategies. The Fund is diversified across managed futures sub-strategies with the goal of minimizing downside volatility of returns. The Fund is designed to have a low correlation to stocks and bonds, providing the potential for increased diversification and enhanced risk-adjusted performance.

FUND PERFORMANCE and MARKET COMMENTARY

The Fund’s Class A share (MMFAX) performance for the one year period ending March 31, 2014 was down   5.11%; by contrast the S&P 500 was up 21.86%. During this time period, the equity markets performed as if they couldn’t fall in price, good news was good news for the market and bad news was even better news for the market. The prevailing wisdom of the day seems to be: the weaker the economic data, the longer central banks must pursue quantitative easing (“QE”) and the longer that policy remains in place, the better the environment for equity prices. Over the last year, the Fund maintained exposure to its core trading strategies of trend following and pattern recognition, but made several additions and deletions to its allocation of commodity trading advisers. An illustration of the Fund’s allocation of managed futures trading advisers, strategies and market sector diversification as of fiscal year end are set forth in Chart 1.

Overall, the Fund experienced a difficult Second Quarter with a loss of -2.46% due to trend reversals for many assets, primarily due to the foreshadowing of QE tapering by the U.S. Federal Reserve and weak economic data from China. The Fund cut its allocation during the quarter to commodity trading adviser Global Advisers Limited because of the Fund’s over concentration in commodities. The Fund captured positive returns from a downturn in both precious and base metals, most notably gold, silver and copper. Increased volatility and a strong correction in Asian equity markets resulted in a reversal of our positioning from net long to net short in Asian equity indices. Our longer-term strategies struggled with the sharp rise in global interest rates. Towards the end of June 2013, the Fund’s positions continued to evolve, assuming a net short position to government debt and interest rate futures.

Chart 1

Managed Futures Trading Adviser's Exposure [1,2]

MANAGER	TRADING PROGRAM	STRATEGY	ALLOCATION [2]	PROGRAM DESCRIPTION
Crabel Capital Management	Multi-Product	Diversified, Counter-Trend	18%	A short-term systematic, pattern recognition trading program consisting primarily of short-term mean reversion and momentum trading strategies. The program is highly diversified and trades across currencies, commodities, interest rates and equity indices.
Quantica Capital Ag	Managed Futures	Trend Following	26%	A medium to long term quantitative trend following program designed to identify and exploit market inefficiences in relative price movements across equity indices, bonds, currencies, metals, energies and agrilcultural products.
Revolution Capital Management	Alpha Program	Pattern Recognition	25%	A short to medium term trading program that utilizes a multi-strategy pattern recognition methodology. The program has an annual volatiltiy target of between 12%-15% and is desigend to have a low correlation to trend following programs.
Systematic Alpha Management	MultiStrat Trading Program	Relative Value, Trend Following	16%	A short term, systematic program developed to capitalize on directional and relative value price movements. The program uses a market neutral strategy based on the relative value price movements of three markets. The three market spread trading strategy uses a combination of 26 global futures markets including commodities, currencies and equity indices.
Blackwater Capital Management	Global Program	Pattern Recognition, Trend Following	15%	A medium and long term, systematic, technical models developed to capitalize on directional price movements. The program is based on price and volatiltiy patterns incorporating chart-based rules that interpret market behavior. The program trades across 45+ global futures markets including commodities, currencies, equity indices and interest rates.

Managed Futures Strategy Exposure [2]

Mean Reversion 13%
Spread 6%
Fundamental Econometric 2%
Trend Following 44%
Pattern Recognition 35%

Managed Futures Sector Exposure [2]

Base Metal 3.99%
Energy 6.23%
Precious Metal 9.37%
Bond 13.73%
Agricultural 19.35%
Fx 26.15%
Interest Rate 2.87%
Equity 18.32%

1 *The Fund holds fixed income securities, cash and cash equivalents which are excluded from the allocation of net assets shown above.*

2 *Managed futures exposures are achieved by use of a total return swap and are subject to change at any time. The swap provides exposure to the returns on a basket of Commodity Trading Advisers' programs. References to specific managed futures programs should not be construed as a recommendation by the Fund or its Adviser.*

During the third quarter of 2013, the majority of commodity and financial markets experienced a choppy, range bound trading environment. An increase in short term volatility brought on by shifting geopolitical concerns (i.e. Syria) and persistent economic uncertainties (government shutdown) caused a series of mini crises resulting in intermittent corrective price reversals.  Overall, the Fund experienced a difficult Q3 again due to trend reversals for many assets, primarily due to the foreshadowing of QE tapering by the U.S. Federal Reserve and tensions over the pending government shutdown. During the 3rd Quarter, the Fund increased its allocation from three to eight managed futures trading advisers. The Fund liquidated its position in Welton Investment Corporation and added several new trading advisers to its mix. The allocation of managers as of the end of Q3 consisted of:  Quantitative Investment Management, Blackwater Capital Management, LLC, Crabel Capital Management, LLC, Revolution Capital Management LLC, Quantica Capital Ag, TMS Capital Limited, Tarpon Trading LLC and Rosetta Capital Management, LLC.

During the fourth quarter of 2013, global equity markets continued to climb, and we started to see the beginnings of some trending behavior across a wider swath of markets, including metals, grains, equities, rates and currencies. The Fund rebounded in the fourth quarter and was able to capture gains by shorting gold and silver and going long US and European equity markets. The two sided trading in natural gas and reversals in base metals produced some offsetting losses. From a strategy standpoint, we were encouraged by the positive performance from longer term trend following and pattern recognition strategies. Shorter term strategies struggled in the beginning of the quarter but rallied in December. During the quarter, the Fund reduced its allocation from eight to seven managed futures trading advisers. The Fund liquidated its position in Rosetta Capital Management, LLC and Quantitative Investment Management and added Systematic Alpha Management, LLC.

During the first quarter of 2014, global markets had to digest significant geo-political and economic uncertainties, which caused two sided trading in major markets including, equities, currencies and interest rates. On a positive note, we continue to see correlations among markets lessening, which typically provide opportunities for more active managers. As our strategy is more trend-following in nature, we usually experience volatility as trending markets reverse themselves; such was the case with equity markets in January as the S&P 500 lost 3%. We experienced some offsetting gains in our short positions in the grain markets and long US Dollar positions in the currency sector. Global financial and commodity markets exhibited significant reversals throughout the month of February. Performance for the month of February was flat as the choppy market erased any gains we accumulated throughout the month. During March, geopolitical concerns intensified in the wake of Russian aggression into Crimea causing global equity prices to retreat. Despite hawkish comments from Federal Reserve Chair Janet Yellen, safe haven buying of government debt and deflationary concerns out of Europe kept rates largely in a trading range. As the first quarter came to a close, we lightened our long global equity exposure and went net short several markets as well as maintained our long bias to grains, energy and fixed income sectors.  The Fund reduced its currency exposure by redeeming from both Tarpon Trading LLC and TMS Arktos Limited as other CTAs increased their exposure to this sector.  From a strategy standpoint, shorter term and trend-following strategies struggled as more markets experienced choppy trading.

 Despite the continuing challenging market environment for the managed futures asset class, we are encouraged by the belief that the Federal Reserve typically goes too far or does too little in its policy initiatives. We believe the consequences of the Federal Reserve and central bank action will be felt across many markets in the future. This inflection point or end game may potentially lead to significant directional opportunities for quantitative trading strategies.  Whether it’s the “taper” by the Federal Reserve or the creation of new asset bubbles, the one constant is that over time markets do trend.  While it is impossible to predict the timing of this corrective price action, the Fund’s portfolio is constructed to have the opportunity to capture both divergent profit opportunities (trend-following, pattern recognition, etc.) as well as mean reverting opportunities (counter-trend, fundamental, etc.).  This flexibility gives us the opportunity to capture price movement across a wide variety of trading strategies, markets and time horizons. We remain bullish for the prospects of the managed futures asset class as markets return to a more normalized trading environment.

Our ongoing mandate is one of research; we continue our search for reliable diversification across markets and strategies, to provide our investors with the potential to diversify their traditional stock and bond investments.

Thank you for investing in the Makefield Funds.

Definitions

The S&P 500 is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Trend-following: a trading strategy that seeks to take advantage of directional price moves, buying strength and selling weakness.

Mean Reversion: a trading strategy that seeks to capitalize on assets that are significantly above their historic average by selling short or buying assets that are below their historic average.

Pattern-Recognition: a trading strategy that seeks to identify and capitalize on recurring patterns in price movement.

Fundamental Approach: a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other qualitative factors.

Momentum Approach: a trading strategy that seeks to take advantage of trends in price relies on the acceleration in price or volume of a security in making trading decisions.

Systematic Approach: a methodical, rules-based way of defining trading methodology and risk controls.

Quantitative Approach: a trading strategy based on mathematical computations and analysis to identify trading opportunities.

Global Macro: a trading strategy that looks for investment opportunities across many different sectors and countries. The strategy can be based off political and economic views as well as based off a systematic approach.

Correlation: a statistical measure, r, which indicates the strength and the direction of the relationship between independent or dependent variables. Values of r range from -1.0, a strong negative relationship, to +1.0, a strong positive relationship. When r =0, there is no relationship between the variables.

Long Position: The buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Short Position: The sale of a borrowed security, commodity or currency with the expectation that the asset will fall in value.

2039-NLD-4/16/2014

Makefield Managed Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)

Comparison of the change in value of a $10,000 investment

The Fund’s performance figures for the period ended March 31, 2014 compared to its benchmark

	One Year	Since Inception– Class A*	Since Inception- Class C**
Makefield Managed Futures Strategy Fund Class A
Without sales charge	(5.11)%	(5.71)%	-
With sales charge	(10.59)%	(7.72)%	-
Makefield Managed Futures Strategy Fund Class C	(5.82)%	-	(5.98)%
S&P 500 Total Return Index	21.86%	15.44%	22.17%

________________

* Class A commenced operations on July 1, 2011.

** Class C commenced operations on November 1, 2011.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

 The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expense, including underlying funds, is 4.14% and 4.89% for Class A and Class C, respectively, per the Fund’s July 29, 2013 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and a maximum deferred sales charge of 1.00%. The chart does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-855-296-8992.

CONSOLIDATED PORTFOLIO ANALYSIS (Unaudited) March 31, 2014
Percent of Net Assets
Exchange Traded Funds - Debt	62.62%
Short-Term Investments	17.10%
Total Return Swaps	(0.82)%
Other Assets Less Liabilities	21.10%
Total	100.00%

Please refer to the consolidated Portfolio of Investments in this annual report for a detailed analysis of the fund’s holdings.

Makefield Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 62.62%
	DEBT FUND - 62.62%
15,144	iShares Barclays 1-3 Year Credit Bond Fund	$ 1,597,086
33,643	iShares Barclays 1-3 Year Treasury Bond Fund	2,841,151
17,300	Vanguard Short-Term Bond ETF	1,385,730
7,397	Vanguard Short-Term Corporate Bond ETF	591,613
2,481	Vanguard Short-Term Government Bond ETF	150,994
	TOTAL EXCHANGE TRADED FUNDS	6,566,574
	(Cost - $6,565,561)

	SHORT-TERM INVESTMENTS - 17.10%
	MONEY MARKET FUND - 17.10%
1,792,410	BlackRock Liquidity Funds T-Fund Portfolio, 0.03% + ^	1,792,410
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $1,792,410)

	TOTAL INVESTMENTS - 79.72%
	(Cost - $8,357,971) (a)	$ 8,358,984
	OTHER ASSETS LESS LIABILITIES - 20.28%	2,127,089
	NET ASSETS - 100.00%	$ 10,486,073

+ Money market fund; interest rate reflects the seven-day effective yield on March 31, 2014.
^ A part of these instruments are holdings of MMFS Fund Limited. (See footnote 1)

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,272,450 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 20,946
	Unrealized depreciation:	(19,933)
	Net Unrealized appreciation:	$ 1,013

		Unrealized
	SCHEDULE OF SWAPS	Appreciation (Depreciation)
	LONG EQUITY SWAP CONTRACTS - (0.82) % ^

Total return swap with Deutsche Bank AG, London Branch.  The swap provides exposure to the total returns on a basket of CTA programs that is calculated on a daily basis with reference to the Makefield Managed Futures Fund Index, a customized index that is also proprietary to Deutsche Bank.  The basket is comprised of a diversified collection of CTA programs including systematic trend following, relative value and short term trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each CTA program, and the mix of CTA programs.  The swap was effective on September 18, 2013 and has a term of five years therefrom unless earlier terminated.  In addition, the swap provides for an 0.75% fee to Deutsche Bank. (Notional Amount $10,985,008)

		$ (85,521)
	TOTAL LONG EQUITY SWAP CONTRACTS	$ (85,521)

The accompanying notes are an integral part of these consolidated financial statements.

Makefield Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014

Assets:
Investments in Securities at Fair Value (identified cost $8,357,971)	$ 8,358,984
Dividends and Interest Receivable	18
Receivable for Fund Shares Sold	40,220
Receivable for Swaps	4,306
Cash Held at Broker - Collateral for Swaps	2,396,447
Prepaid Expenses and Other Assets	12,902
Total Assets	10,812,877

Liabilities:
Payable for Fund Shares Redeemed	200,337
Payable to Investment Adviser	1,978
Payable to Other Affiliates	9,670
Accrued Distribution Fees	2,670
Unrealized Depreciation on Swaps	85,521
Other Accrued Expenses	26,628
Total Liabilities	326,804

Net Assets	$ 10,486,073

Class A Shares:
Net Assets (Unlimited shares of no par value interest authorized;
1,174,429 shares of beneficial interest outstanding)	$ 9,983,394
Net Asset Value and Redemption Price Per Share (a)
($9,983,394/1,174,429 shares of beneficial interest outstanding)	$ 8.50
Offering Price Per Share
($8.50/0.9425)	$ 9.02

Class C Shares:
Net Assets (Unlimited shares of no par value interest authorized;
60,080 shares of beneficial interest outstanding)	$ 502,679
Net Asset Value, Offering and Redemption Price Per Share (a)
($502,679/60,080 shares of beneficial interest outstanding)	$ 8.37

Composition of Net Assets:
At March 31, 2014, Net Assets consisted of:
Paid-in-Capital	$ 11,172,646
Accumulated Net Investment Loss	(47,146)
Accumulated Net Realized Loss from Investments and Swaps	(554,919)
Net Unrealized Depreciation on Investments and Swaps	(84,508)
Net Assets	$ 10,486,073

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these consolidated financial statements.

Makefield Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2014

Investment Income:
Dividend Income	$ 46,994
Interest Income	329
Total Investment Income	47,323

Expenses:
Advisory Fees	171,835
Transfer Agent Fees	46,501
Administration Fees	42,215
Fund Accounting Fees	33,207
Distribution Fees - Class A	27,371
Legal Fees	23,413
Audit Fees	22,000
Registration & Filing Fees	19,673
Chief Compliance Officer Fees	19,040
Printing Expense	10,979
Trustees' Fees	10,240
Custody Fees	6,001
Distribution Fees - Class C	5,071
Miscellaneous Expenses	2,000
Non 12b-1 Shareholder Servicing	1,080
Insurance Expense	538
Total Expenses	441,164
Less: Fees Waived/Expenses Reimbursed by Adviser	(208,279)
Net Expenses	232,885

Net Investment Loss	(185,562)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(560,248)
Swaps	753
Distributions of Long Term Realized Gains from Other Underlying
Investment Companies	4,994
Net Realized Loss	(554,501)

Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	223,813
Swaps	(85,521)
Net Change in Unrealized Appreciation on Investments and Swaps	138,292

Net Realized and Unrealized Loss on Investments and Swaps	(416,209)

Net Decrease in Net Assets Resulting From Operations	$ (601,771)

The accompanying notes are an integral part of these consolidated financial statements.

Makefield Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	March 31, 2014	March 31, 2013

Operations:
Net Investment Loss	$ (185,562)	$ (249,264)
Net Realized Loss on Investments, Futures Contracts and Swaps	(559,495)	(151,393)
Distributions of Realized Gains From Other Investment Companies	4,994	3,363
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Futures Contracts and Swaps	138,292	(57,650)
Net Decrease in Net Assets
Resulting From Operations	(601,771)	(454,944)

Distributions to Shareholders From:
Net Realized Capital Gains ($0.00+ and $0.00+ per share, respectively)	(3,379)	(4,084)
Total Distributions to Shareholders	(3,379)	(4,084)

Capital Transactions:
Class A Shares:
Proceeds from Shares Issued (370,002 and 508,956
shares, respectively)	3,227,760	4,694,296
Distributions Reinvested (367 and 425 shares, respectively)	3,192	3,854
Redemption Fee Proceeds	7	267
Cost of Shares Redeemed (400,353 and 222,276 shares, respectively)	(3,469,633)	(2,025,629)
Total From Capital Transactions: Class A	(238,674)	2,672,788

Class C Shares:
Proceeds from Shares Issued (34,025 and 40,650 shares, respectively)	295,100	375,905
Distributions Reinvested (18 and 15 shares, respectively)	151	137
Redemption Fee Proceeds	3	3
Cost of Shares Redeemed (19,891 and 258 shares, respectively)	(170,059)	(2,314)
Total From Capital Transactions: Class C	125,195	373,731

Total Increase (Decrease) in Net Assets From Capital Transactions	(113,479)	3,046,519

Total Increase (Decrease) in Net Assets	(718,629)	2,587,491

Deconsolidation of Partnership - Elimination of non-controlling
interest	-	(132,179)
Net Assets:
Beginning of Year	11,204,702	8,749,390
End of Year	$ 10,486,073	$ 11,204,702

Accumulated Net Investment Loss at End of Year	$ (47,146)	$ (44,581)
_______
+ Amount is less then $0.005 per share.

The accompanying notes are an integral part of these consolidated financial statements.

Makefield Managed Futures Strategy Fund - Class A
CONSOLIDATED FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented, excluding non-controlling interest. **

	For the Year		For the Year		For the Period
	Ended		Ended **		Ended **
	March 31, 2014		March 31, 2013		March 31, 2012*

Net Asset Value, Beginning of Period	$ 8.96		$ 9.34		$ 10.00
Decrease From Operations:
Net investment loss (a)	(0.14)		(0.22)		(0.19)
Net loss from investments
(both realized and unrealized)	(0.32)		(0.16)		(0.47)
Total from operations	(0.46)		(0.38)		(0.66)

Less Distributions:
From net realized gains on investments	0.00	(f)	0.00	(f)	-
Total Distributions	0.00	(f)	0.00	(f)	-

Paid-in-Capital from Redemption Fees	0.00	(f)	0.00	(f)	-

Net Asset Value, End of Period	$ 8.50		$ 8.96		$ 9.34

Total Return (b)	(5.11)%		(4.03)%		(6.60)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 9,983		$ 10,796		$ 8,566
Ratio to average net assets:
Expenses, Gross	3.82%	(e)	4.86%	(e)	6.57%	(c,e)
Expenses, Net of Fee Waiver/Reimbursement	2.00%	(e)	2.86%	(e)	2.94%	(c,e)
Net investment loss, Net of Fee
Waiver/Reimbursement	(1.59)%	(e)	(2.35)%	(e)	(2.38)%	(c,e)
Portfolio turnover rate (d)	23%		0%		0%

__________
*Class A commenced operations on July 1, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c) Annualized for periods less than one year.
(d) Not annualized for periods less than one year.
(e) Does not include expenses of other investment companies in which the Fund invests, with the exception of Bridgeton Portfolio Fund for the periods ending 2012 and 2013.
(f) Amount is less then $0.005 per share.

The accompanying notes are an integral part of these consolidated financial statements.

Makefield Managed Futures Strategy Fund - Class C
CONSOLIDATED FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented, excluding non-controlling interest. **

	For the Year		For the Year		For the Period
	Ended		Ended **		Ended **
	March 31, 2014		March 31, 2013		March 31, 2012*

Net Asset Value, Beginning of Period	$ 8.89		$ 9.33		$ 9.72
Decrease From Operations:
Net investment loss (a)	(0.20)		(0.28)		(0.18)
Net loss from investments
(both realized and unrealized)	(0.32)		(0.16)		(0.21)
Total from operations	(0.52)		(0.44)		(0.39)

Less Distributions:
From net realized gains on investments	0.00	(f)	0.00	(f)	-
Total Distributions	0.00	(f)	0.00	(f)	-

Paid-in-Capital from Redemption Fees	0.00	(f)	0.00	(f)	-

Net Asset Value, End of Period	$ 8.37		$ 8.89		$ 9.33

Total Return (b)	(5.82)%		(4.68)%		(4.01)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 503		$ 408		$ 52
Ratio to average net assets:
Expenses, Gross	4.57%	(e)	5.61%	(e)	6.14%	(c,e)
Expenses, Net of Fee Waiver/Reimbursement	2.75%	(e)	3.61%	(e)	3.63%	(c,e)
Net investment loss, Net of Fee
Waiver/Reimbursement	(2.34)%	(e)	(3.10)%	(e)	(3.17)%	(c,e)
Portfolio turnover rate (d)	23%		0%		0%

__________
*Class C commenced operations on November 1, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c) Annualized for periods less than one year.
(d) Not annualized for periods less than one year.
(e) Does not include expenses of other investment companies in which the Fund invests, with the exception of Bridgeton Portfolio Fund for the periods ending 2012 and 2013.
(f) Amount is less then $0.005 per share.

The accompanying notes are an integral part of these consolidated financial statements.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2014

1.

ORGANIZATION

Makefield Managed Futures Strategy Fund (the “Fund”), is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.  The investment objective of the Fund is to achieve absolute returns in both rising and falling equity markets, with an annualized volatility that is generally less than the historical level of volatility by the S&P 500 Total Return Index.  The secondary objective is to maintain a relatively low correlation to stock and bond market returns. The Fund pursues its investment objective by employing dual-strategy diversification through two distinct and complementary strategies: “Managed Futures” strategy and “Fixed Income” strategy. The "Managed Futures" strategy attempts to capture returns related to global asset price fluctuations by investing in securities linked to underlying derivative investments on commodities, currencies, and fixed income and equity indices. The "Fixed Income" strategy is designed to provide diversification to the "Managed Futures" strategy by generating interest income and capital appreciation.

The Fund currently offers Class A and Class C shares.  Class A commenced operations on July 1, 2011.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  Class C commenced operations on November 1, 2011.  Class C shares are offered at net asset value.

Consolidation of Subsidiary – MMFS Fund Limited (“MMFS”) – In order to achieve its investment objectives, the Fund invests up to 25% of its total assets (measured at the time of purchase) in a wholly-owned subsidiary, MMFS, incorporated under the laws of the Cayman Islands. MMFS acts as an investment vehicle in order to enter into certain investments for the Fund consistent with its investment objectives and policies specified in the Prospectus and Statement of Additional Information. The consolidated financial statements of the Fund include the investment activity and financial statements of MMFS. All intercompany balances and transactions have been eliminated in consolidation.

A summary of the Fund’s investments in MMFS is as follows:

MMFS *
March 31, 2014
Cash Held at Broker – Collateral for Swaps	$ 2,396,447
Receivable for Swaps	4,306
Unrealized Depreciation on Swaps	(85,521)
Money Market Fund	154,659
Total Net Assets	2,469,891

Percentage of the Fund's Total Net Assets	23.55%

* MMFS commenced operations on July 1, 2011.

For tax purposes, MMFS is an exempted Cayman investment company.  MMFS has received an undertaking from the government of the Cayman Islands exempting it from all local income, profits and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, MMFS is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax.  However, as a wholly-owned Controlled Foreign Corporation, MMFS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures shall be valued at the settlement price for each contract as of the close of business of each future’s respective exchange. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Total return swap contracts are stated at fair value daily, based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who take into consideration all relevant factors as may be appropriate under the circumstances).  If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

If market quotations are not readily available or if the Adviser believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of its consolidated investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 6,566,574	$ -	$ -	$ 6,566,574
Short-Term Investments	1,792,410	-	-	1,792,410
Total	$ 8,358,984	$ -	$ -	$ 8,358,984
Liabilities
Swap Contracts **	$ -	$ 85,521	$ -	$ 85,521

          *Please refer to the Consolidated Portfolio of Investments for industry classifications.

          The Fund did not hold any Level 3 securities during the period.

          There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented.

          It is the Fund’s policy to record transfers into or out of any level at the end of the reporting period.

        **See swap agreements footnote for description and risks of swap.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Consolidated Portfolio of Investments. The prices of derivative instruments can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.   Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty.   Payments received or paid at the beginning of the

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments.   The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statement of Operations.   Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

MMFS maintains short-term investments, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap.  As of March 31, 2014, the notional value of the swap was $10,985,008.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.   In order to maintain prudent risk exposure to the counterparty, the Adviser will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Adviser may determine. If the Adviser determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety.

As of March 31, 2014, the amount of unrealized depreciation and realized gain on swap contracts subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk was $85,521 and $753, respectively. Such figures can be found on the Statement of Assets & Liabilities and Statement of Operations. The notional amount disclosed in the Schedule of Investments serves as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets - The Fund’s policy is to recognize a net asset or liability equal to the net unrealized appreciation/depreciation for swap contracts. During the year ended March 31, 2014, the Fund was subject to a master netting arrangement. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2014.

Liabilities:			Gross Amounts of Liabilities Not Offset Presented in the Statement of Assets & Liabilities
Description	Gross/Net Amounts of Recognized Liabilities		Financial Instruments Pledged	Cash Collateral Pledged		Net Amount of Assets/Liabilities
Swaps	$ 85,521	(1)	$ -	$ 85,521	(2)	$ -
Total	$ 85,521		$ -	$ 85,521		$ -

(1) Swap contracts at value as presented in the Portfolio of Investments.

(2) The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on the returns filed for the open tax years (2012-2013), or expected to be taken in the Fund’s 2014 return, and concluded that no liability for unrecognized tax benefits

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

should be recorded related to uncertain tax positions as of and for the year ended March 31, 2014. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders –Distributions from net realized capital gains and income, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Makefield Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”). The Trust, on behalf of the Fund, has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the average daily net assets of the Fund on the first $500 million, and then 1.35% on assets greater than $500 million.  For the year ended March 31, 2014, the Adviser earned management fees of $171,835.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (including offering costs but exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation expenses which may include indemnifications of Fund officers and Trustees, contractual indemnification and Fund service providers(other than the Adviser)),  at least until July 31, 2014, so that the total annual operating expenses of the Fund do not exceed 2.00% and 2.75% of the Fund’s average daily net assets for Class A and Class C shares, respectively.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the year ended March 31, 2014, the Adviser waived fees and reimbursed expenses of $208,279. As of March 31, 2014, cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $560,446, and will expire on March 31 of the years indicated below:

2017	2016	2015
$208,279	$199,587	$152,580

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Class A and Class C Master Distribution and Shareholder Servicing Plans ("12b-1 Plans" or "Plans"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund's average daily net assets attributable to the respective class of shares.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Class	A	C
12b-1 Fee	0.25%	1.00%

Northern Lights Distributors, LLC (the “distributor”) and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses. During the year ended March 31, 2014, the 12b-1 fees accrued under the plans amounted to $27,371 and $5,071 for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended March 31, 2014, the Distributor received $2,070 in underwriting commissions for sales of Class A shares, of which $260 was retained by the principal underwriter.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2014 amounted to $1,790,866 and $3,677,080, respectively.

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the year ended March 31, 2014, the Class A and Class C shares had $7 and $3, respectively, in redemption fees.

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2014	March 31, 2013
Ordinary Income	$ -	$ -
Long-Term Capital Gain	3,379	4,084
	$ 3,379	$ 4,084

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

As of March 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Other	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Book/Tax	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	Differences	(Depreciation)	Earnings/(Deficits)
$ -	$ 2,407	$ -	$ (47,161)	$ (642,832)	$ 1,013	$ (686,573)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment loss and accumulated net realized gain (loss) from security transactions are primarily attributable to adjustments for the Fund’s wholly owned subsidiary.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $47,161.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended March 31, 2014 as follows:

Undistributed	Undistributed	Paid
Ordinary	Long-Term	In
Loss	Loss	Capital
$ (182,994)	$ 182,997	$ (3)

7.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)9 of the 1940 Act. As of March 31, 2014, Charles Schwab & Co., held approximately 82% of the voting securities of Class A and Pershing, LLC held approximately 80% of the voting securities of Class C for the benefit of their shareholders.

8.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the iShares Barclay’s 1-3 Year Treasury Bond, (the “iShares”). The Fund may redeem its investment from iShares at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of iShares.  The financial statements of iShares, including the portfolio of investments, can be found at www.iShares.com or the Securities and Exchange Commission’s website, www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2014 the percentage of the Fund’s net assets invested in iShares was 27.09%.

9.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Makefield Managed Futures Strategy Fund

and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Makefield Managed Futures Strategy Fund (the “Fund”), a series of Northern Lights Fund Trust, as of March 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three periods in the period then ended.  These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We did not audit the 2012 or 2013 financial statements of Bridgeton Portfolio Fund, LLC, a majority owned subsidiary through February 28, 2013, which statements reflect 60.4% and 58.9% of the net decrease in net assets resulting from operations for the periods ended March 31, 2013 and 2012, respectively.  Those statements were audited by another independent registered public accounting firm whose reports have been furnished to us, and our opinions, insofar as it relates to the amounts included for Bridgeton Portfolio Fund, LLC are based solely on the report of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits and the reports of the other independent registered public accounting firm provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other independent registered public accounting firm, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Makefield Managed Futures Strategy Fund as of March 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 30, 2014

Makefield Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	102

AdvisorOne Funds  (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	102	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (Since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	127

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	127	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	102	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	102	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

Makefield Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2014

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	102	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Fund’s Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-296-8992.

3/31/14 – NLFT_v1

Makefield Managed Futures Strategy Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2014

As a shareholder of the Fund you incur two types of cost: (1) transactional costs, including sales charges on purchases of Class A shares, and (2) ongoing costs, including management fees, shareholder service and distribution fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the six months October 1, 2013 through March 31, 2014.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/13)	Ending Account Value (3/31/14)	Expenses Paid During the Period* (10/1/13 to 3/31/14)
Actual
Class A	$1,000.00	$ 988.70	$ 9.92
Class C	$1,000.00	$ 985.00	$ 13.61
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,014.96	$ 10.05
Class C	$1,000.00	$1,011.22	$ 13.79

*  Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 2.00% for Class A and 2.75% for Class C, multiplied by the average account value over the period, multiplied by 182 days and divided by 365 (to reflect the number of days in the six month period ended March 31, 2014).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

Investment Adviser

Makefield Capital Management, LLC

7535 Windsor Drive, Suite A205

Allentown, PA 18195

Legal Counsel

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Administrator

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-296-8992 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-296-8992.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $19,000

2013 – $19,000

(b)

Audit-Related Fees

2014 – None

2013 – None

(c)

Tax Fees

2014 – $3,000

2013 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $3,000

2013 – $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/3/14

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

6/3/14